                                                                      Exhibit 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information of the Polaris II Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Separate Account of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated February 11, 2003, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and our report dated March 31, 2003, relating to the financial statements of Variable Separate Account. We also consent to the incorporation by reference of our reports into the Prospectus of the Polaris II Variable Annuity, which is incorporated by reference in this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP
Los Angeles, California
November 12, 2003